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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-84817 and 333-105515) and Form S-3 (333-110218) of
Central Federal Corporation (formerly Grand Central Financial Corp.) of our report dated February 12, 2004, related to the consolidated financial statements of Central Federal Corporation included in this annual report on Form 10-KSB for the year ended December 31, 2003.

                                        Crowe Chizek and Company LLC

Cleveland, Ohio
March 30, 2004


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